EXHIBIT 32.2

CERTIFICATION

I, Kevin T. Michaels, Chief Financial Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to his knowledge:

1.
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 3, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 10, 2011	By:	/s/ KEVIN T. MICHAELS
Kevin T. Michaels Chief Financial Officer Powerwave Technologies, Inc.